SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2010

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

A. DESCRIPTION OF COMMON STOCK

The following is being filed for the purpose of providing a description of the common stock, par value $1.00 per share, of Sigma-Aldrich Corporation (the “Company”). The Company may incorporate by reference the description of the common stock set forth below into future registration statement filings that the Company makes under the Securities Act of 1933, as amended, in lieu of incorporation by reference of a description of the common stock contained in a registration statement filed under the Securities Exchange Act of 1934, as amended.

The following description of our common stock contains a summary of the material provisions of the Company’s Certificate of Incorporation, as amended, and the By-Laws of the Company, as amended. Copies of the Company’s certificate of incorporation and the by-laws are filed as Exhibits 3.1 and 3.2, respectively, herewith, and are incorporated by reference into this current report on Form 8-K. The terms “we,” “our,” “ours,” and “us” refer to the Company.

General

As of the date of this report, our authorized capital stock consists of 300,000,000 shares of common stock, $1.00 par value per share. As of September 30, 2010, there were 121,298,893 shares of our common stock issued and outstanding. Our common stock currently trades on the NASDAQ Global Select Market under the symbol “SIAL.”

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Generally, matters to be decided by the stockholders will be decided by the vote of holders of a majority of the outstanding shares of our common stock entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present.

Holders of our common stock are entitled to receive dividends ratably, if any, as may be declared by the board of directors out of legally available funds. Upon our liquidation, dissolution or winding-up, holders of our common stock are entitled to receive ratably its net assets available for distribution after the payment of all of our liabilities. Holders of our common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock that we may designate and issue at any time, including in the future.

Limitation on Liability and Indemnification Matters

Our certificate of incorporation, as amended, provides that no director shall be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	under Section 174 of the Delaware General Corporation Law (“DGCL”); or

•	for any transaction from which the director derived an improper personal benefit.

Our by-laws state that we shall, to the full extent permitted by the DGCL, indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer or is or was serving at our request as a director or officer of any other corporation or enterprise. The by-laws further state that we may, but shall not be required to, supplement the right of indemnification as described above by

•	the purchase of insurance on behalf of any one or more of such persons, whether or we would be obligated to indemnify such person;

•	individual or group indemnification agreements with any one or more of such persons; and

•	advances for related expenses of such a person.

We have purchased directors’ and officers’ insurance which protects each director and officer from liability for actions taken in their capacity as directors or officers. This insurance may provide broader coverage for such individuals than may be required by the provisions of our certificate of incorporation.

Amendment of Certificate of Incorporation and By-Laws

Under Delaware law, stockholders have the right to adopt, amend or repeal the by-laws of a corporation. In addition, if the certificate of incorporation so provides, the by-laws may be amended by the board of directors. Our certificate of incorporation provides that our by-laws may be amended by the board of directors. Our by-laws provide that the stockholders may amend the by-laws by an affirmative vote of the holders of not less than a two-thirds of the voting power of the shares issued and outstanding and entitled to vote at any annual or special meeting of the stockholders at which a quorum is in attendance.

The Company’s certificate of incorporation, as amended, provides that certain provisions of the certificate of incorporation, including the provision relating to the business combinations (see “Certain Anti-Takeover Effects of Provisions of the Company’s Certificate of Incorporation, By-Laws and Delaware Law—Limitation on Certain Business Combinations”) may only be amended with an affirmative vote of the holders of at least two-thirds of all the outstanding shares of the Company entitled to vote at a meeting of stockholders called for such purpose.

Certain Anti-Takeover Effects of Provisions of the Company’s Certificate of Incorporation, By-Laws and Delaware Law

A number of provisions in our certificate of incorporation and by-laws and Delaware law may make it more difficult to acquire control of the Company. These provisions could deprive the stockholders of opportunities to realize a premium on the shares of common stock owned by them. In addition, these provisions may adversely affect the prevailing market price of our common stock. These provisions are intended to:

•	enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors;

•	discourage transactions which may involve an actual or threatened change in control of Sigma-Aldrich;

•	discourage tactics that may be used in proxy fights; and

•	encourage persons seeking to acquire control of Sigma-Aldrich to consult first with the board of directors to negotiate the terms of any proposed business combination or offer.

These provisions include, but are not limited to, those described in the section captioned “Amendment of Certificate of Incorporation and By-Laws” and the following sections:

Number of Directors; Filling Vacancies; Removal

Our by-laws require that our board of directors consist of between three and eleven members. Our by-laws provide that vacancies on the board of directors may be filled by a majority of the board of directors then in office, even if less than a quorum, or by the sole remaining director. A director may be removed from office by affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote for the election of such director, taken at a meeting of shareholders called for that purpose. Accordingly, the Board could temporarily prevent any stockholder from obtaining majority representation on the board of directors by enlarging the board of directors and filling the new directorships with its own nominees.

Advance Notice Procedures for Stockholder Proposals and Director Nominations

Our by-laws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder’s notice generally must be delivered to, and received at, our principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be delivered not earlier than the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made. Our by-laws also specify requirements as to the form and content of a stockholder’s notice. Although the by-laws do not give the Board of Directors any power to approve or disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authorized but Unissued Shares of Common Stock

The authorized but unissued shares of common stock are available for future issuance without stockholder approval except as may be required by applicable stock exchange rules or Delaware law. These additional shares may be utilized for a variety of corporate purposes, including future public or private offerings to raise additional capital, corporate acquisitions, and employee benefit plans and equity grants. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of Sigma-Aldrich by means of a proxy contest, tender offer, merger or otherwise. We will not solicit approval of our stockholders for issuance of common stock unless our board of directors believes that approval is advisable or is required by applicable stock exchange rules or Delaware law.

Cumulative Voting

Our certificate of incorporation, as amended, does not authorize our stockholders to cumulate voting in the election of directors. As a result, a stockholder may not aggregate his or her votes for a single director.

Limitation on Certain Business Combinations

Our certificate of incorporation prohibits us from approving any business combination without the affirmative vote of the holders of at least two-thirds of all our outstanding stock entitled to vote at a meeting of stockholders called for such purpose.

The term “business combination” is defined as:

•

any merger or consolidation of Sigma-Aldrich with any other corporation or the acquisition by merger or consolidation of another company by a subsidiary of us through the issuance of a number of our shares in excess of thirty-five percent of our then outstanding shares;

•

any sale, lease exchange, transfer or other disposition (in one transaction or series of transactions) to or with any individual, corporation, partnership or other person or entity of any of our or our subsidiaries’ assets (including stock of a subsidiary) that have an aggregate book value of twenty percent of our total assets as shown on our consolidated balance sheet as of the calendar quarter immediately preceding any such transaction;

•	the adoption of any plan or proposal for the liquidation or dissolution of Sigma-Aldrich; or

•

any transaction involving us or any of our subsidiaries, including the issuance or transfer of any of our securities, any reclassification of our securities, or a recapitalization of us or our subsidiaries, or any merger or consolidation of us with any of our subsidiaries if the transaction would have the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of our equity or convertible securities or any subsidiary which shares may be entitled to vote on the transactions set forth in the bullets above.

Ability to Call Special Meeting and Stockholder Action by Written Consent

Our by-laws limit the ability to call special meetings of our stockholders to the board of directors, the chairman of the board of directors or the president of the company. Accordingly, special meetings of stockholders may not be called by stockholders. Our certificate of incorporation and by-laws provide that any action by written consent of stockholders in lieu of a meeting must be unanimous. The provision that does not allow stockholders to call special meetings and the provision prohibiting stockholder action by written consent except when unanimous consent is obtained may delay consideration of a stockholder proposal until the next annual meeting (unless a special meeting is called).

Delaware Anti-Takeover Law

We are subject to Section 203 of the DGCL regulating corporate takeovers. Section 203, subject to certain exceptions, prohibits a Delaware corporation from engaging in any “business combination” with any “interested stockholder” for a period of three years following the date that such stockholder became an interested stockholder unless:

•	prior to such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding those shares owned by persons who are directors and also officers, and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

on or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

In general, Section 203 defines “business combination” to include mergers or consolidations between a Delaware corporation and an interested stockholder, transactions with an interested stockholder involving the assets or stock of the corporation or its majority-owned subsidiaries and transactions which increase an interested stockholder’s percentage ownership of stock. In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by such entity or person.

B. RISK FACTORS

The following updates one of the risk factors set forth under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009, which are not otherwise being revised or updated, do not reflect subsequent events, and continue to speak as of their original date:

Our business is subject to certain risks and uncertainties, including, among others, certain economic, political and technological factors. You should carefully consider the risk factor below, together with other matters described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 10, 2010 and our other filings with the Commission, in evaluating our business and prospects. If any one or more of these risks occurs, our business, financial condition or operating results could be adversely impacted. Additional risks not presently known to us or that we currently deem immaterial may also adversely impact our business, financial condition and operating results.

We are subject to regulations that govern the handling of hazardous substances.

We are subject to various federal, state, local and international laws and regulations that govern the handling, transportation, manufacture, use, disposal and sale of substances that are or could be classified as toxic or hazardous substances. Some risk of environmental damage and environmental liabilities, including potential cleanup liability relating to currently or formerly owned or operated sites or third party disposal sites and liabilities relating to the exposure to hazardous substances, is inherent in our operations and the products we manufacture, sell or distribute. Any failure by us to comply with the applicable government regulations could also result in product recalls or impositions of fines and restrictions on our ability to carry on with or expand in a portion or possibly all of our operations. If we fail to comply with any or all of these regulations, we may be subject to fines or penalties, have to recall products and/or cease their manufacture and distribution, which would increase our costs and reduce our sales.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Incorporation and Amendments — Incorporated by reference to Exhibit 3(a) of Form 10-Q filed for the quarter ended June 30, 2004, Commission File Number 0-8135.

3.2.	By-Laws, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2010

SIGMA-ALDRICH CORPORATION

By:	/S/ GEORGE L. MILLER
George L. Miller
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Incorporation and Amendments — Incorporated by reference to Exhibit 3(a) of Form 10-Q filed for the quarter ended June 30, 2004, Commission File Number 0-8135.

3.2.	By-Laws, as amended.